T. Rowe Price Communications & Technology Fund

Supplement to Summary Prospectus Dated May 1, 2019

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective November 7, 2019, James Stillwagon will join Paul D. Greene II as a co-portfolio manager of the fund and as Co-chairman of the fund’s Investment Advisory Committee. Effective April 1, 2020, Mr. Greene will step down from his role and Mr. Stillwagon will become sole portfolio manager of the fund and sole Chairman of the fund’s Investment Advisory Committee. Mr. Stillwagon joined T. Rowe Price in 2017.

The date of this supplement is November 7, 2019.

F121-041-S 11/7/19